UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 1, 2004

HF FINANCIAL CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19972	46-0418532
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 South Main Avenue, Sioux Falls, SD, 57104
(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (605) 333-7556

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On December 1, 2004, Home Federal Bank, the largest operating subsidiary of HF Financial Corp. (the “Company”), issued a press release announcing its plans to build a new banking center in Mitchell, South Dakota.  The full text of the press release is set forth in Exhibit 99 attached hereto and is incorporated in this report as if fully set forth herein.

This press release and other reports issued by the Company, including reports filed with the Securities and Exchange Commission, contain “forward-looking statements” that deal with future results, expectations, plans and performance.   In addition, the Company’s management may make forward-looking statements orally to the media, securities analysts, investors or others.  These forward-looking statements might include one or more of the following:

•                  Projections of income, loss, revenues, earnings or losses per share, dividends, capital expenditures, capital structure, tax benefit or other financial items.

•                  Descriptions of plans or objectives of management for future operations, products or services, transactions and use of subordinated debentures payable to trusts.

•      Forecasts of future economic performance.

•      Descriptions of assumptions underlying or relating to such matters.

Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts.  They often include words such as “optimism,” “look-forward,” “bright,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could” or “may.”

Forward-looking statements about the Company’s expected financial results and other plans are subject to certain risks, uncertainties and assumptions.  These include, but are not limited to the following: possible legislative changes and adverse economic, business and competitive developments (such as shrinking interest margins); deposit outflows; reduced demand for financial services and loan products; changes in accounting policies or guidelines, or in monetary and fiscal policies of the federal government; changes in credit and other risks posed by the Company’s loan portfolios; unexpected claims against the Company’s self-insured health plan; the ability or inability of the Company to successfully enter into a definitive agreement for and close anticipated transactions; technological, computer-related or operational difficulties; adverse changes in securities markets; results of litigation; or other significant uncertainties.

Forward-looking statements speak only as of the date they are made.  The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Item 9.01               Financial Statements and Exhibits.

(a)	Financial Statements.
Not Applicable.

(b)	Pro Forma Financial Information.
Not Applicable.

(c)	Exhibits:
	99	Press release dated December 1, 2004, regarding Home Federal Bank's plans to build a new banking center in Michell, South Dakota.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HF FINANCIAL CORP.

Date:	December 2, 2004	by	/s/ Curtis L. Hage
Curtis L. Hage, Chairman, President And Chief Executive Officer
(Duly Authorized Officer)

Date:	December 2, 2004	by	/s/ Darrel L. Posegate
Darrel L. Posegate, Executive Vice President, Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)